JP MORGAN                            PAGE 1                       [ADVANTA LOGO]

--------------------------------------------------------------------------------

JP MORGAN                        [ADVANTA LOGO]                    June 15, 1998
--------------------------------------------------------------------------------
       $80,000,000 ADVANTA REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,
                                  SERIES 1998-A
                       Advanta National Bank - Originator

                  Advanta Mortgage Corp. USA - Master Servicer

                             TRANSACTION HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------------
                  APPROXIMATE          EXPECTED                                                        EXPECTED      EXPECTED
                      SIZE             RATINGS                          EXPECTED PRINCIPAL    DAY        FINAL      LEGAL FINAL
   CLASS         ($ THOUSANDS)      (MOODY'S/S&P)       AVERAGE LIFE          WINDOW         COUNT     MATURITY      MATURITY
-------------------------------------------------------------------------------------------------------------------------------
  TO 10%          $80,000,000           Aaa/AAA             3.56             1 - 100        Act/360    10/25/06      08/25/23
   CALL
-------------------------------------------------------------------------------------------------------------------------------
  TO MATURITY     $80,000,000           Aaa/Aaa             3.83             1 - 215        Act/360    05/25/16      08/25/23
-------------------------------------------------------------------------------------------------------------------------------

SELLER:                      Advanta National Bank

DEPOSITOR:                   Advanta Mortgage Conduit Services, Inc.

TRUSTEE:                     Bankers Trust Company of California, N.A.

UNDERWRITERS:                J.P. Morgan Securities, Inc.

COLLATERAL:                  Adjustable Rate Home Equity Lines of Credit
                             See attached "Collateral Description".

PREPAYMENT SPEED:            27% CPR

DRAW SPEED:                  10% CDR

EXPECTED PRICING DATE:       TBD

EXPECTED SETTLEMENT DATE:    June 24, 1998, through DTC, Euroclear, and CEDEL.

CUT-OFF DATE:                May 31, 1998

DISTRIBUTION DATES:          The 25th of each month or the following business
                             day, beginning July 27, 1998.


OPTIONAL TERMINATION:        On any Distribution Date on which the Class A
                             Principal Balance is less than 10% of the Original
                             Class A Principal Balance, the Master Servicer will have the option to purchase, in whole, the Mortgage
                             Loans and the REO Property, if any, remaining in the Trust Fund.


NET  FUNDS CAP RATE:         The Class A Interest Rate for an interest accrual
                             period will generally equal the lesser of (I) one month LIBOR plus [x] bps and (II) the fraction, expressed as an annual percentage rate, equal to twelve times the interest due on the Mortgage Loans during the related Remittance Period, minus the amount of Prepayment Interest Shortfalls and Relief
                             Act Shortfalls for the related Remittance Period
                             (net of Servicing Fee, the fees payable to the Indenture Trustee, and the Owner Trustee and the Bond Insurer premium) divided by the Trust
                             Collateral Value immediately prior to the 1`related
                             Payment

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 2                       [ADVANTA LOGO]

                             Date, commencing on the tenth Payment Date, 0.50% (the "Net Funds Cap Rate").

TRUST TAX STATUS:            Owner Trust

ERISA ELIGIBILITY:           Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           The Certificates are NOT SMMEA eligible as there
                             are 2nd mortgages in the pool.



CREDIT ENHANCEMENT

 100% AMBAC wrapped. AMBAC primarily insures newly issued municipal and structured finance obligations. AMBAC is a wholly owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's, Standard and Poor's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.


PAYMENT SCHEDULE

 Managed Amortization Period: Commences July 27, 1998 ending on the earlier of
 I) the July, 2001 payment date or II) the payment date immediately preceding a Rapid Amortization Event.

 Rapid Amortization Period: Period which follows the earlier of I) end of the Managed Amortization Period and II) a Rapid Amortization Event

     ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1998-A COLLATERAL DESCRIPTION

      Based on May 31, 1998 Pool Data (Final pool cut will be May 31, 1998)

COLLATERAL:                                        Adjustable Rate Home Equity Lines of Credit(1)

AGGREGATE POOL BALANCE:                            $75,130,216.06

NUMBER OF LOANS:                                   2,388

AVERAGE OUTSTANDING BALANCE:                       $31,461.56

PRODUCT TYPE:                                      Home Equity Lines of Credit

WEIGHTED AVERAGE COUPON:                           12.09%

WEIGHTED AVERAGE LIFE CAP:                         20.09%

ORIGINAL WEIGHTED AVERAGE TERM:                    276 months

REMAINING WEIGHTED AVERAGE TERM:                   273 months

WEIGHTED AVERAGE SEASONING:                        2.7 months

LIEN POSITION:                                     22.84% First Lien;  77.16% Second Lien

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:     87.47%

PROPERTY TYPE:                                     96.34% Single Family Homes

OWNER OCCUPANCY:                                   99.66% Owner Occupied

GEOGRAPHIC DISTRIBUTION (greater than or = 5%):    13.08% - NY; 10.00%  - PA; 8.17% - NJ; 9.24% - MI;
                                                   5.53% - CA

(1) All percentages and weighted averages calculated on the outstanding balance.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 3                       [ADVANTA LOGO]


             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES


                           ASSUMES A 10% CLEAN-UP CALL

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CPR

              10%               20%               25%               27%                30%               35%              45%
            -------           -------           -------           -------            -------           -------          -------

CDR            EXP FINAL         EXP FINAL          EXP FINAL         EXP FINAL         EXP FINAL        EXP FINAL         EXP FINAL
        WAL    (MONTHS)    WAL    (MONTHS)   WAL    (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)   WAL   (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
0%      8.30      259      3.95     123      3.08      96      2.82      88      2.49      78      2.07      65     1.49      47
5%      9.61      274      4.49     132      3.46      102     3.16      94      2.78      83      2.28      69     1.62      50
10%    11.07      274      5.14     140      3.92      109     3.56      100     3.11      88      2.55      74     1.78      54
15%    11.07      274      5.93     149      4.48      116     4.06      107     3.53      94      2.85      78     1.96      57
20%    11.07      274      6.92     159      5.18      124     4.66      113     4.03      100     3.23      83     2.19      61
25%    11.07      274      6.92     159      6.04      132     5.43      121     4.67      107     3.70      89     2.46      65
------------------------------------------------------------------------------------------------------------------------------------

                       ASSUMES NO CLEAN-UP CALL (MATURITY)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CPR

              10%               20%               25%               27%                30%               35%              45%
            -------           -------           -------           -------            -------           -------          -------

CDR            EXP FINAL         EXP FINAL          EXP FINAL         EXP FINAL         EXP FINAL        EXP FINAL         EXP FINAL
        WAL    (MONTHS)    WAL    (MONTHS)   WAL    (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)    WAL   (MONTHS)   WAL   (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
0%      8.41      277      4.33     273      3.37      222     3.08      203     2.72      179     2.26     148     1.62      107
5%      9.61      277      4.86     273      3.75      228     3.42      209     3.01      184     2.47     153     1.76      110
10%    11.07      277      5.51     273      4.21      235     3.83      215     3.35      190     2.73     157     1.91      114
15%    11.07      277      6.30     273      4.77      242     4.32      221     3.76      195     3.05     162     2.10      117
20%    11.07      277      7.28     273      5.47      250     4.93      228     4.27      202     3.42     167     2.32      121
25%    11.07      277      7.28     273      6.33      258     5.69      236     4.90      208     3.89     172     2.59      125
------------------------------------------------------------------------------------------------------------------------------------






Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 4                       [ADVANTA LOGO]


        SENSITIVITY ANALYSIS - PERCENTAGE OF ORIGINAL CERTIFICATE BALANCE
                            - AMORTIZATION SCHEDULE

              ASSUMES 10% CLEAN UP CALL AND 10% CONSTANT DRAW RATE

-----------------------------------------------------------------------------------------------------------------
                                                      CPR
DATE                      10%           20%           25%           27%           30%           35%           45%
-----------------------------------------------------------------------------------------------------------------
AT CLOSING               100%          100%          100%          100%          100%          100%          100%
JUNE 25, 1999             99%           88%           82%           80%           77%           71%           60%
JUNE 25, 2000             99%           78%           68%           64%           59%           51%           36%
JUNE 25, 2001             99%           69%           56%           52%           45%           36%           21%
JUNE 25, 2002             89%           54%           42%           38%           32%           24%           12%
JUNE 25, 2003             80%           43%           31%           27%           22%           15%            0%
JUNE 25, 2004             71%           35%           24%           20%           16%           10%            0%
JUNE 25, 2005             64%           28%           18%           15%           11%            0%            0%
JUNE 25, 2006             57%           22%           13%           11%            0%            0%            0%
JUNE 25, 2007             51%           18%           10%            0%            0%            0%            0%
JUNE 25, 2008             46%           14%            0%            0%            0%            0%            0%
JUNE 25, 2009             41%           11%            0%            0%            0%            0%            0%
JUNE 25, 2010             37%            0%            0%            0%            0%            0%            0%
JUNE 25, 2011             33%            0%            0%            0%            0%            0%            0%
JUNE 25, 2012             30%            0%            0%            0%            0%            0%            0%
JUNE 25, 2013             27%            0%            0%            0%            0%            0%            0%
JUNE 25, 2014             24%            0%            0%            0%            0%            0%            0%
JUNE 25, 2015             22%            0%            0%            0%            0%            0%            0%
JUNE 25, 2016             20%            0%            0%            0%            0%            0%            0%
JUNE 25, 2017             18%            0%            0%            0%            0%            0%            0%
JUNE 25, 2018             16%            0%            0%            0%            0%            0%            0%
JUNE 25, 2019             14%            0%            0%            0%            0%            0%            0%
JUNE 25, 2020             13%            0%            0%            0%            0%            0%            0%
JUNE 25, 2021              0%            0%            0%            0%            0%            0%            0%
-----------------------------------------------------------------------------------------------------------------




Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 5                       [ADVANTA LOGO]

        ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1998-A COLLATERAL TABLES

PORTFOLIO BY REMAINING TERM

--------------------------------------------------------------------------------
REMAINING TERM                                                PERCENT OF CURRENT
(MONTHS)               NUMBER OF LOANS      CURRENT BALANCE              BALANCE
--------------------------------------------------------------------------------
   247    -    252                   1            12,000.00                0.02%
   259    -    264                   5            69,544.46                0.09%
   265    -    270                 168         5,188,311.92                6.91%
   271    -    276               2,213        69,839,859.68               92.95%
   289    -    294                   1            20,500.00                0.03%
--------------------------------------------------------------------------------
                                 2,388        75,130,216.06              100.00%
--------------------------------------------------------------------------------


PORTFOLIO BY CREDIT LIMIT

---------------------------------------------------------------------------------------
        CREDIT LIMIT                                                 PERCENT OF CURRENT
                              NUMBER OF LOANS      CURRENT BALANCE              BALANCE
---------------------------------------------------------------------------------------
       0.01   -   25,000.00               947        15,614,419.59               20.78%
  25,000.01   -   50,000.00             1,213        41,449,480.89               55.17%
  50,000.01   -   75,000.00               142         8,577,106.73               11.42%
  75,000.01   -  100,000.00                52         4,457,615.64                5.93%
 100,000.01   -  125,000.00                14         1,540,303.61                2.05%
 125,000.01   -  150,000.00                 7           994,500.00                1.32%
 150,000.01   -  175,000.00                 5           807,884.02                1.08%
 175,000.01   -  200,000.00                 4           761,000.00                1.01%
 200,000.01   -  225,000.00                 3           643,905.58                0.86%
 275,000.01   -  300,000.00                 1           284,000.00                0.38%
---------------------------------------------------------------------------------------
                                        2,388        75,130,216.06              100.00%
---------------------------------------------------------------------------------------



PORTFOLIO BY CREDIT UTILIZATION RATE

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
CREDIT UTILIZATION RATE    NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
   0.001   -    10.000                  20            24,230.32                0.03%
  10.001   -    20.000                  22            93,369.11                0.12%
  20.001   -    30.000                  18            81,430.84                0.11%
  30.001   -    40.000                  22           227,044.34                0.30%
  40.001   -    50.000                  16           195,148.21                0.26%
  50.001   -    60.000                  30           399,886.92                0.53%
  60.001   -    70.000                  41           777,889.96                1.04%
  70.001   -    80.000                  47           953,102.02                1.27%
  80.001   -    90.000                  61         1,559,040.29                2.08%
  90.001   -   100.000               2,080        69,454,555.13               92.45%
 100.001   -   110.000                  31         1,364,518.92                1.82%
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 6                       [ADVANTA LOGO]

PORTFOLIO BY LIFE CAP

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
LIFE CAP                   NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
  16.001    -   16.500                  21         2,236,933.39                 2.98
  16.501    -   17.000                  52         3,694,303.31                 4.92
  17.001    -   17.500                  36         2,050,577.83                 2.73
  17.501    -   18.000                 204         6,404,979.10                 8.53
  18.001    -   18.500                 114         4,529,722.55                 6.03
  18.501    -   19.000                 144         5,542,890.45                 7.38
  19.001    -   19.500                 208         6,531,528.02                 8.69
  19.501    -   20.000                 176         5,849,274.57                 7.79
  20.001    -   20.500                 205         7,035,322.85                 9.36
  20.501    -   21.000                 210         5,964,307.46                 7.94
  21.001    -   21.500                 328         9,109,506.83                12.12
  21.501    -   22.000                 170         4,966,911.75                 6.61
  22.001    -   22.500                 334         6,300,208.91                 8.39
  22.501    -   23.000                 154         4,378,619.68                 5.83
  23.001    -   23.500                  31           521,336.01                 0.69
  24.001    -   24.500                   1            13,793.35                 0.02
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------



PORTFOLIO BY ARM MARGIN

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
ARM MARGIN                 NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
    0.00    -    0.000                  21         2,236,933.39                 2.98
   0.001    -    0.500                  52         3,694,303.31                 4.92
   0.501    -    1.000                  36         2,050,577.83                 2.73
   1.001    -    1.500                 204         6,404,979.10                 8.53
   1.501    -    2.000                 114         4,529,722.55                 6.03
   2.001    -    2.500                 144         5,542,890.45                 7.38
   2.501    -    3.000                 208         6,531,528.02                 8.69
   3.001    -    3.500                 176         5,849,274.57                 7.79
   3.501    -    4.000                 205         7,035,322.85                 9.36
   4.001    -    4.500                 210         5,964,307.46                 7.94
   4.501    -    5.000                 328         9,109,506.83                12.12
   5.001    -    5.500                 170         4,966,911.75                 6.61
   5.501    -    6.000                 334         6,300,208.91                 8.39
   6.001    -    6.500                 154         4,378,619.68                 5.83
   6.501    -    7.000                  31           521,336.01                 0.69
   7.501    -    8.000                   1            13,793.35                 0.02
-------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
-------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 7                       [ADVANTA LOGO]

PORTFOLIO BY PROPERTY STATE

----------------------------------------------------------------------------------
                             NUMBER OF                          PERCENT OF CURRENT
PROPERTY STATE                   LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------
Arizona                             46          1,444,199.80                  1.92
California                         102          4,157,702.92                  5.53
Colorado                            37          1,096,616.31                  1.46
Connecticut                         37          1,413,642.36                  1.88
Delaware                            15            442,017.99                  0.59
Florida                             89          2,630,278.50                  3.50
Georgia                             90          2,795,492.97                  3.72
Illinois                            77          2,607,488.49                  3.47
Indiana                             49          1,250,554.98                  1.66
Kansas                              31            949,780.59                  1.26
Kentucky                            27            761,592.59                  1.01
Maryland                            93          2,548,644.59                  3.39
Massachusetts                       84          2,911,361.86                  3.88
Michigan                           230          6,938,565.83                  9.24
Minnesota                           38          1,129,637.64                  1.50
Missouri                            78          2,117,993.78                  2.82
Nevada                              20            683,679.15                  0.91
New Jersey                         178          6,138,512.02                  8.17
New York                           267          9,824,643.78                 13.08
North Carolina                      84          2,155,648.69                  2.87
Ohio                               126          3,219,746.09                  4.29
Oklahoma                             1                150.00                  0.00
Oregon                              45          1,463,610.99                  1.95
Pennsylvania                       263          7,516,195.45                 10.00
Rhode Island                         1              4,646.11                  0.01
South Carolina                       1             33,721.26                  0.04
Tennessee                           61          1,912,777.56                  2.55
Utah                                17            512,630.64                  0.68
Virginia                            95          3,231,383.32                  4.30
Washington                          64          2,019,875.86                  2.69
Wisconsin                           42          1,217,423.94                  1.62
----------------------------------------------------------------------------------
                                 2,388         75,130,216.06               100.00%
----------------------------------------------------------------------------------





Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 8                       [ADVANTA LOGO]

PORTFOLIO BY COMBINED LTV

----------------------------------------------------------------------------------
                             NUMBER OF                          PERCENT OF CURRENT
COMBINED LTV                     LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------
     0.001   -    10.000             2             18,847.37                  0.03
    10.001   -    20.000             4            102,881.52                  0.14
    20.001   -    30.000            21            654,881.69                  0.87
    30.001   -    40.000            32          1,022,484.96                  1.36
    40.001   -    50.000            39          1,375,935.75                  1.83
    50.001   -    60.000            77          2,687,822.90                  3.58
    60.001   -    70.000           113          4,699,562.26                  6.26
    70.001   -    80.000           249         10,045,318.10                 13.37
    80.001   -    90.000           555         19,403,271.32                 25.83
    90.001   -   100.000         1,087         28,014,313.47                 37.29
   100.001   -   110.000            30            805,807.73                  1.07
   110.001   -   120.000            69          2,375,334.36                  3.16
   120.001   -   130.000           110          3,923,754.63                  5.22
----------------------------------------------------------------------------------
                                 2,388         75,130,216.06               100.00%
----------------------------------------------------------------------------------

PORTFOLIO BY PROPERTY TYPE

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
PROPERTY TYPE              NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
Single Family                        2,297        72,378,344.71               96.34%
Townhouse                               10           264,412.13                0.35%
Condo                                   24           605,679.63                0.81%
Duplex                                  29           980,771.25                1.31%
3-4 Unit                                 4           221,296.14                0.29%
Manufactured Housing                    24           679,712.20                0.90%
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------

PORTFOLIO BY LIEN POSITION

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
LIEN POSITION              NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
First Lien                             318        17,160,895.36               22.84%
Second Lien                           2070        57,969,320.70               77.16%
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------

PORTFOLIO BY OCCUPANCY TYPE

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
OCCUPANCY                  NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
Owner Occupied                       2,380        74,873,235.28               99.66%
Non-Owner Occupied                       8           256,980.78                0.34%
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 9                       [ADVANTA LOGO]

PORTFOLIO BY COUPON

----------------------------------------------------------------------------------
                             NUMBER OF                          PERCENT OF CURRENT
COUPON RANGE                     LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------
    8.001   -    8.500              21          2,236,933.39                  2.98
    8.501   -    9.000              52          3,694,303.31                  4.92
    9.001   -    9.500              36          2,050,577.83                  2.73
    9.501   -   10.000             204          6,404,979.10                  8.53
   10.001   -   10.500             114          4,529,722.55                  6.03
   10.501   -   11.000             144          5,542,890.45                  7.38
   11.001   -   11.500             208          6,531,528.02                  8.69
   11.501   -   12.000             176          5,849,274.57                  7.79
   12.001   -   12.500             205          7,035,322.85                  9.36
   12.501   -   13.000             210          5,964,307.46                  7.94
   13.001   -   13.500             328          9,109,506.83                 12.12
   13.501   -   14.000             170          4,966,911.75                  6.61
   14.001   -   14.500             334          6,300,208.91                  8.39
   14.501   -   15.000             154          4,378,619.68                  5.83
   15.001   -   15.500              31            521,336.01                  0.69
   16.001   -   16.500               1             13,793.35                  0.02
----------------------------------------------------------------------------------
                                 2,388         75,130,216.06               100.00%
----------------------------------------------------------------------------------

PORTFOLIO BY CURRENT BALANCE

----------------------------------------------------------------------------------
                             NUMBER OF                          PERCENT OF CURRENT
CURRENT BALANCE RANGE            LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------
      0.001 -   25,000.00        1,032         16,837,272.96                22.41%
  25,001.01 -   50,000.00        1,138         40,569,712.95                54.00%
  50,001.01 -   75,000.00          134          8,327,563.51                11.08%
  75,001.01 -  100,000.00           49          4,263,897.94                 5.68%
 100,001.01 -  125,000.00           15          1,640,479.10                 2.18%
 125,001.01 -  150,000.00            7            994,500.00                 1.32%
 150,001.01 -  175,000.00            5            807,884.02                 1.08%
 175,001.01 -  200,000.00            4            761,000.00                 1.01%
 200,001.01 -  225,000.00            3            643,905.58                 0.86%
 275,001.01 -  300,000.00            1            284,000.00                 0.38%
----------------------------------------------------------------------------------
                                 2,388         75,130,216.06               100.00%
----------------------------------------------------------------------------------

PORTFOLIO BY DAYS DELINQUENT

------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
DAYS DELINQUENT            NUMBER OF LOANS      CURRENT BALANCE              BALANCE
------------------------------------------------------------------------------------
Current                              2,329        73,225,629.17               97.47%
1-29                                    52         1,729,190.79                2.30%
30-59                                    7           175,333.10                0.23%
------------------------------------------------------------------------------------
                                     2,388        75,130,216.06              100.00%
------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

JP MORGAN                            PAGE 10                      [ADVANTA LOGO]

PORTFOLIO BY ORIGINATION
DATE

----------------------------------------------------------------------------------
                             NUMBER OF                          PERCENT OF CURRENT
ORIGINATION DATE                 LOANS       CURRENT BALANCE               BALANCE
----------------------------------------------------------------------------------
     1/1/96 -  12/31/96              1             12,000.00                 0.02%
     1/1/97 -  12/31/97            219          6,679,058.37                 8.89%
     1/1/98 -  12/31/98          2,168         68,439,157.69                91.09%
----------------------------------------------------------------------------------
                                 2,388         75,130,216.06               100.00%
----------------------------------------------------------------------------------

PORTFOLIO BY SEASONING

-------------------------------------------------------------------------------
                          NUMBER OF                          PERCENT OF CURRENT
SEASONING                     LOANS       CURRENT BALANCE               BALANCE
-------------------------------------------------------------------------------
     0     -       0            232          7,918,290.00                10.54%
     1     -      12          2,153         67,156,259.97                89.39%
    13     -      24              2             43,666.09                 0.06%
    25     -      36              1             12,000.00                 0.02%
-------------------------------------------------------------------------------
                              2,388         75,130,216.06               100.00%
-------------------------------------------------------------------------------






Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.